                                                                   Exhibit 10.17

                             WAFER SUPPLY AGREEMENT

PARTIES:

1.JIANGXI LDK Solar Hi-Tech Co., Ltd, a company organized and existing under the laws of P.R. China, with its registered office at HIGH TECHNOLOGY INDUSTRIAL PARK, XINYU CITY,JIANGXl PROVINCE, PC 215128, P.R. China, duly represented by Mr. Light DK Peng (hereinafter referred to as "Supplier")

and

2.Solland Solar Energy B.V., a company organized and existing under the laws of The Netherlands, with its registered office at 6422 RL Heerlen, Bohr 10 - Avantis, The Netherlands, duly represented by Dr. G. Boxhoorn and Mr. J-W. Hendriks, hereinafter referred to as "Solland Solar";

hereinafter together referred to as 'Parties' and individually as 'Party'

WHEREAS:

- Supplier is a manufacturer and seller of multi-crystalline silicon wafers with production facilities in Xinyu City, Jiangxi Province, P.R. China

- Solland Solar is a manufacturer of multi-crystalline silicon-, mono-crystalline silicon- and special solar cells;

- Solland Solar is interested in purchasing certain Wafers (as defined hereinafter) from Supplier;

-    Supplier is willing to supply the Wafers to Solland Solar;

- Parties now wish to lay down the terms and conditions for the supply of Wafers in this Agreement.

THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1. DEFINITIONS

The following definitions shall be used for the purpose of interpreting the Agreement and all documents relating thereto. Words incorporating the singular will also include the plural and vice versa, where the context so requires.

'Affiliate': mean[s] Parties and any company other than Parties which is for the time being directly or indirectly controlled by a Party;

For the purpose of this definition a particular company is:

(i) directly controlled by another company (or companies) if that other company (or companies) beneficially hold(s) shares carrying fifty percent (50%) or more of the votes at a general meeting (or its equivalent) of the first mentioned company; and

(ii) indirectly controlled by another company (the "Parent Company") if a series of companies can be specified, beginning with the Parent Company and ending with the particular company, so related that each company of the series is directly controlled by one or more of the companies earlier in series.

'Agreement': means this wafer supply agreement, including all appendices and subsequent amendments as agreed in writing by the Parties.

'CONFIDENTIAL INFORMATION': means any information (including formulations, designs and other intellectual property rights) given to Supplier by or on behalf of Solland Solar or given to Solland Solar by or on behalf of Supplier in any form whatsoever and all data derived directly or indirectly from such information received from the respective other Party.

'DELIVERY SCHEDULE': means the schedule specifying the amount of Wafers to be purchased by Solland Solar and delivered by Supplier through the issuance of monthly Purchase Orders based on the agreed Volume, covering a period of at least three months, which shall be basically in the format attached hereto as Appendix D.

'MINIMUM ANNUAL QUANTITIES': means the minimum amount of Wafers as specified in Appendix D that Supplier can be obliged to supply to Solland Solar in any given year.

'PURCHASE ORDER': means Solland Solar's written order or written confirmation, by virtue of which Supplier shall supply the Wafers to Solland Solar, together with any annex, addition or modification thereto, which shall be basically in the format attached hereto as Appendix C, which forms an integral part hereof.

'SHIPMENT': means a delivery of Wafers under this Agreement.

'SPECIFICATIONS': shall mean the technical and functional specification for the Wafer attached hereto as Appendix A, which forms an integral part hereof.

'WAFERS': shall mean multi-crystalline silicon wafers or any other product falling under the scope of this Agreement produced and/or delivered by Supplier in accordance with the Specifications as provided in Appendix A of this Agreement, which forms an integral part hereof.

2. WAFER SUPPLY

2.1 Supplier irrevocably offers to sell and deliver to Solland Solar and Solland Solar shall purchase from Supplier the quantities of Wafers as specified in Appendix D in accordance with the Delivery Schedule.

2.2 It is understood by Parties that any mutually agreed change in the Specifications of the Wafers during a year decreasing the volume of silicon feedstock and/or raw materials incorporated in the Wafers shall result in a proportional increase of the number of Wafers to be supplied in that year.

2.3 Solland Solar shall order the Wafers to be supplied by Supplier by means of separate monthly to be issued Purchase Orders in accordance with the Delivery Schedule and with reference to this Agreement.

2.5 Solland Solar shall order the Wafers at least two (2) months before the stipulated date of delivery.

2.6 The ordered Wafers shall be supplied by Supplier to Solland Solar in accordance with the respective Purchase Order.

2.7 The time stipulated for delivery of the Wafers shall be of the essence. Without prejudice to Supplier's obligation to deliver the Wafers on time, Supplier shall give Solland Solar immediately notice in writing if any delay in the delivery of the Wafers is foreseen. Further, Supplier shall promptly submit its proposal indicating the measures Supplier shall take at its own account to make good the delay in order to maintain the agreed upon delivery date.

3. WAFER PRICING

3.1 For the supply of Wafers under this Agreement Solland Solar shall pay the initial prices in USD as specified in Appendix B. Fob Shanghai, P.R. China as per the Incoterms 2000.

3.2 All taxes, fees and other charges including the cost of any certificate of origin imposed on or required for the Wafers and sale thereof before delivery shall be the responsibility of Supplier and for Supplier's account.

3.3 Supplier is committed to supply cost-effective Wafers (in line with global market prices and conditions for similar Wafers).

4. DELIVERY - AND PAYMENT CONDITIONS

4.1 The Wafers will be delivered in Shipments Fob Shanghai, P.R. China as per the Incoterms 2000, inclusive of adequate packing and labelling as specified in Appendix A.

4.2 Deliveries shall be effected on the date as stipulated in the Purchase
Order.

4.3 Following the date of Shipment Supplier will invoice in USD for the value of any Shipment. These invoices shall contain the following information: Wafer code, number of Purchase Order, Solland Solar article number and quantity. A unit price in USD shall be provided and a total invoice value shall be specified.

4.4 Invoices shall be paid as laid down in appendix B.

4.5 Payment does not constitute acceptance of the Wafers as being in compliance with the requirements of this Agreement and the Purchase Order.

5. RISK AND OWNERSHIP

5.1 The risk and ownership of the Wafers shall pass from Supplier to Solland Solar at the time of the delivery of the Wafers according to the stipulations of Fob in Incoterms 2000 and its later amendments.

5.2 The Supplier warrants that Solland Solar will acquire the full and unencumbered ownership of the Wafers.

6. TEST, INSPECTIONS AND QUALITY ASSURANCE

6.1 An inspection of appearance of the package shall be made by Solland Solar within one (1) week after receipt of the Wafers. In case the package has any damage, Solland Solar shall notify Supplier of the result of such an inspection.

6.2 The final inspection of the Wafers will take place by Solland Solar when the Wafer is being used for production of photovoltaic solar cells. The final inspection shall take place ultimately within 60 (sixty) days after the delivery of the Wafer. If the Wafer does not meet the Specifications, Solland Solar shall notify and submit to Supplier documentary evidence of the result of the final inspection whereupon Supplier shall have the right to undertake own inspection.

6.3 Supplier shall provide Solland Solar with a quality certificate for each delivery of Wafers, proving that the Wafer(s) meet the Specifications.

6.4 In case of a defective Wafer, or other complaints (e.g. packaging), Parties have agreed upon to comply with the Rejected Material Administration procedure
(RMA) as described in Appendix F, which forms an integral part of this Agreement.

7. WARRANTY

7.1 Supplier warrants that the Wafers meet the Specifications and other requirements of this Agreement and any Purchase Order issued hereunder.

7.2 The expiration of the warranty period shall be twelve (12) months after the actual delivery date of the Wafers to Solland Solar

If the warranty as referred to in Article 7.1 becomes apparent, other than for reasons of normal wear and tear, abnormal operating conditions and/or disregard by Solland Solar of Supplier's operating instructions, Supplier shall forthwith take all necessary action to remedy such defects at Supplier's own expense.

7.3 The warranty period of the Wafers shall be extended by (a) period(s) equal to the period(s) during which;

(i) the Wafers have been out of operation; or

(ii) their putting into operation has been delayed as a result of a defect to which this warranty applies.

7.4 Fresh guarantee periods equal to those specified in Article 7.2 shall apply in respect of the replaced Wafers.

7.5 Solland Solar shall notify Supplier, as soon as practically possible, of any breach of the warranty referred to in Article 7.1 and shall give Supplier the opportunity to inspect and remedy the defect(s)

7.6 In the event of a defect appearing, Solland Solar shall either

(i) return to Supplier at Supplier's expense the Wafers or parts or components thereof for replacement as the case may be; or

(ii) if appropriate, enable Supplier to effect replacement at Solland Solar's worksite(s) in which case Supplier may do so or authorise Solland Solar to do so.

7.7 Replaced Wafers shall be transported by Supplier at Supplier's, expense in a manner acceptable to Solland Solar.

7.8 Upon Solland Solar's requests, Supplier shall provide to Solland Solar reports of the causes, and analysis of the defects and, to the extent required, propose corrective actions to avoid similar defects to the Wafers in future deliveries.

8. LIABILITY

8.1 Supplier shall be liable, without formal notice of non-compliance being required, for any loss or damage reasonably incurred by Solland Solar, such as, but not limited to, the costs of detection of the defect in question, inspection, removal, transport, replacement, retesting and cleaning up of the Wafers, arising from Supplier's non-compliance with the terms and conditions of this Agreement and any Purchase Order issued hereunder.

8.2 Supplier shall at its own expense upon Solland Solar's notification of defect forthwith replace the Wafers so rejected. Any corrective action shall not relieve Supplier of its obligation as to the timely delivery of the Wafers in accordance with this Agreement and any Purchase Order issued hereunder.

8.3 Unless expressly otherwise provided, the Supplier and Solland Solar are not liable towards each other for any consequential loss suffered by them in connection with the performance of the Agreement. For the purpose of this Article consequential loss is understood to mean: loss of profits loss of use, loss of revenue, trading losses and loss as a result of the business being at a standstill.

8.4 The limitations and exclusions of liability set forth in this Agreement shall not apply in the case of damage resulting from wilfulness, gross fault or gross negligence on the part of any party also falling within the scope of such exclusions or limitations.

9. FORCE MAJEURE

9.1 A Force Majeure occurrence shall mean any occurrence which (i) hinders, delays or prevents a Party in performing any of its obligations under the Agreement, and (ii) is beyond the control of, and without the fault or negligence of, such Party, and (iii) by the exercise of reasonable diligence such Party is unable to prevent or provide against.

9.2 In the event of a Force Majeure occurrence, the Party whose performance of any of its obligations under the Agreement is affected shall notify the other Party as soon as is reasonably practicable giving the full relevant particulars and shall use its reasonable efforts to remedy the situation immediately.

9.3 Except for any obligation to make payments, neither Party shall be responsible for any failure to fulfil any term or condition of the Agreement to the extent that fulfilment has been hindered or delayed or prevented by a Force Majeure occurrence which has been notified in accordance with this Article and the time for performance of the obligation(s) affected shall be adjusted by a reasonable amount.

10. INTELLECTUAL PROPERTY RIGHTS

The Supplier warrants that the Wafers, the manner in which the Wafers are realised and the use of the Wafers, in the widest sense, will not infringe any patent rights, trademark rights, copyrights or other intellectual property rights belonging to third parties. The Supplier shall indemnify and hold Solland Solar harmless from any claims from third parties on account of any such infringement and from any costs, including litigation costs, incurred in connection with such claims.

11. LIAISON AND COMMUNICATION

11.1 During the term of this Agreement the Parties shall liaise so as to assure the Specifications of the Wafers and any related technical characteristics. In light thereof the Parties shall convene on a regular basis upon first request of a Party, in a place that is mutual agreed by Parties. The Parties shall specifically address problems of technical nature, including electrical and mechanical properties as well as mutual activities to improve wafer and cell performance.

11.2 All notices or other communications to be sent by either Party to the other Party under this Agreement shall be deemed to have been sufficiently given if in writing and delivered by hand or sent by ordinary mail, e-mail, or telefax, however e-mail and telefax to be confirmed by ordinary mail, to the addresses given in Appendix E, provided that either Party may at any time designate different or further addresses and contact-persons to which communications are thenceforth to be sent.

12. CONFIDENTIAL INFORMATION AND COPYRIGHT

12.1 Solland Solar and Supplier undertake with each other that both during the currency of this Agreement and for a period of three (3) years immediately after its termination or expiration Solland Solar and Supplier will:

(a) not disclose to any third party (other than to an Affiliate or professional advisers and financiers) any Confidential Information received from the other except with the other's prior written consent or as required by applicable law; and

(b) not use any such Confidential Information other than for the purpose for which it has been disclosed by or on behalf of the other.

12.2 The undertaking given in Article 12.1 shall apply and/or continue to apply insofar and for so long as the information in question:

(a) is not or has not become part of the public knowledge or literature without default on the part of the receiving party; or

b) has not been disclosed to the receiving Party by a third party (other than one disclosing on behalf of the other party) whose possession of such information is lawful and who is under no secrecy obligation with respect to the same; or

(c) is not lawfully known by the receiving Party or its Affiliate without binder of secrecy at the time of receipt hereunder.

12.3 Upon termination of this Agreement each Party shall deliver to the other all copies in their respective possession of any Confidential Information supplied by, or on behalf of the other.

12.4 The patent, copyright or other intellectual property rights in any Confidential Information supplied to Supplier by Solland Solar under this Agreement shall, in the absence of any express provision thereof, be vested in Solland Solar, and the patent, copyright or other intellectual property rights in any Confidential Information supplied to Solland Solar by Supplier under this Agreement shall, in the absence of any express provision thereof, be vested in Supplier.

12.5 In the event that either Party during the currency of this Agreement acquires information about the other's or the other's Affiliates' customers and the Wafers made or supplied by or on behalf of such Party or such Party's Affiliates to third party customers in the course of visits or otherwise, such information shall be considered Confidential Information and subject to the terms of this Article:

12.6 Both Parties to this Agreement wish to keep the existence and terms of this Agreement confidential and to this end each Party will, subject to applicable law or stock exchange requirements, use its reasonable endeavours in so far as it does not impede its performance of this Agreement not to disclose the existence of this Agreement to a third party other than its affiliated companies, professional advisors and financiers.

13. ENTIRETY AND MODIFICATIONS

13.1 The provisions stipulated in this Agreement including the Appendices are complete, final and exclusive statements of all the terms of the Agreement between Supplier and Solland Solar for the matters contemplated under the Agreement. There are no understandings, statements, promises or inducements, oral or written, or contrary or supplementary to the terms of this Agreement. The terms of this Agreement are applicable to each individual Purchase Order unless otherwise agreed upon.

13.2 Any modifications relating to the Agreement shall be in the form of a written document signed by duly authorized officers or representatives of the Parties. Any modification or cancellation of any provision shall not constitute a change in the validity of the remaining provisions of the Agreement.

13.3 If any provision of this Agreement were to prove unenforceable by virtue of its being contrary to any mandatory rule of law, the validity of the remaining provisions of this Agreement will in no way be affected. Parties shall, in that case, be bound to perform as intended by the provision(s) thus affected as closely as possible, without infringing any mandatory rules of law effectively applicable.

14. ASSIGNMENT

Neither Party shall transfer or assign any of its rights and/or obligations under this Agreement in whole or in part without prior consent in writing of the other Party, which consent shall not be withhold unreasonably.

15. TERM AND TERMINATION

15.1 This Agreement shall be retroactively effective from 1 January 2006 and shall expire on 31 December 2010. The Agreement shall be automatically extended with consecutive periods of one year. The Parties hereto shall ultimately 90 days before the expiration date of this Agreement convene to discuss any adjustment of the terms and conditions applicable to any such consecutive period. The Agreement may be terminated by either Party by giving a prior 90 days' written notice to this effect.

15.2 Either Party may immediately terminate this Agreement if:

(a) the other Party commits a breach of the provisions of this Agreement and fails to remedy such breach within two (2) weeks after written notice of the existence of such breach, or

(b) the other Party should go into liquidation or public composition or should do or suffer any similar act or thing under any applicable law.

15.3 Furthermore this Agreement is subject to the resolutory condition that the trial relating to the delivery of the testbatch of 10,000 Wafers shall be executed successfully as such that the Specifications of the Wafers to be delivered by Supplier under this Agreement will meet the requirements of Solland Solar (at the sole discretion of Solland Solar).

15.4 Termination or cancellation of this Agreement for any reason shall not affect any obligation arising prior to the effective date of termination or cancellation and any obligation which from the context thereof is intended to survive the termination or cancellation of this Agreement. Termination or cancellation of this Agreement by one Party shall not affect any Purchase Order issued according to this Agreement prior to the termination or cancellation of the Agreement, and Supplier shall continue to supply to Solland Solar the Wafers and Solland Solar shall pay for the Wafers so ordered.

15.5 Any termination under this article shall be without liability for the act of termination but shall be without prejudice to any right of action or claim arising from the period prior to the date of termination.

16. APPLICABLE LAW AND DISPUTES

16.1 This Agreement and any Purchase Order issued there under shall be governed by the laws of The Netherlands.

16.2 Any disputes among Parties, involving any rights or obligations arising out of this Agreement or its interpretations, or to any activities performed pertaining to the Agreement, which cannot be resolved by agreement, shall be submitted and finally settled, in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (ICC). The Arbitration Tribunal shall be composed of three arbitrators appointed in accordance with the Rules. The place of arbitration shall be Brussels, Belgium. The arbitrators shall have power to rule on their own competence and on the validity of the agreement to submit to arbitration. Arbitration proceedings shall be conducted in the English language.

IN WITNESS WHEREOF, Parties have agreed and signed this Agreement in two originals

For JIANGXI LDK Solar Hi-Tech Co., LTD

Name: LIGHT DK PENG                     Name: LAMBO ZHU
Date:      2006.03.05                   Date:
      --------------------                    --------------------
Function: CEO                           Function: VICE PRESIDENT


Signature: /s/ Xiaofeng Peng            Signature:
           --------------------------              -----------------------------


For Solland Solar Energy B.V.

Name: Gosse Boxhoorn                    Name: Jan-Willem Hendriks
Date: 5th of March, 2006                Date: 5th of March, 2006
Function: CEO                           Function: Director Marketing & Sales


Signature: /s/ Gosse Boxhoorn           Signature: /s/ Jan-Willem Hendriks
           --------------------------              -----------------------------

Appendices:

Appendix A       : Wafers and Specifications (including packaging and labelling)

Appendix B       : Prices

Appendix C       : Standard format Purchase Order

Appendix D       : Minimum Annual Quantities and Delivery Schedule

Appendix E       : Contact details

Appendix F       : Rejected Materials Administration (RMA)-procedure

                                   APPENDIX A

          WAFERS AND SPECIFICATIONS (INCLUDING PACKAGING AND LABELLING)

WAFER SPECIFICATION (PRELIMINARY):

For the 10,000 test wafers following wafer specification applies (submitted by LDK):

WAFER FEATURES

Conductivity type:                      p-type (boron)

Crystal Characteristic:                 multi-crystalline

Crystal defects:                        No inclusions visible with naked eyes.

Resistivity:                            0.5-2.0 ohm-cm (typical average: 1.5 ohm-cm)

Wafer Size Variation:                   +/- 0.5mm

Wafer Thickness Variation:              +/- 20micro m

Bevel Edge Width (chamfer):             1 - 2 mm
Chips:                                  < or = 3 chips, not deeper than 5 mm (length) x 0.5 mm (deep)

Wafer Surface:                          As cut and clean, no stains visible with naked eyes.

Life time:                              > = 2micro s

O content:                              < = 8x1017 atoms/cm3

C content:                              < = 2x1018 atoms/cm3

TTV:                                    < = 50 micro m

Crack and pinhole:                      no cracks and pin holes visible with the naked eyes.

Wafer shape:                            square

Bevel edge angle                        45degrees +/- 10 degrees

AQL:                                    1.5

WAFER SIZE:                             156 x 156mm x 240/250micro m.

WAFER SPECIFICATION:

The ultimate wafer specification, yield and efficiency will be further subject of discussion after a first trial of 10,000 PCS has been executed by Solland Solar (see PO. 00000139). The trial is planned for mid May, 2006.

TRACEABILITY/LABELLING:

Packaging:                              Duly packed in card board box. (alternative to be agreed separately)

Labelling:                              The label should contain at least the following information:

                                        - Wafer size

                                        - Wafer thickness

                                        - Restitivity

                                        - Ingot number

Traceability:                           The ingot number should guarantee information about producer and furnace type.

Packaging on pallet:                    The wafer boxes should be duly packed shock proof and protected towards breakage.

Ingot true:                             No split of ingot numbers over several pallets is allowed.

WAFER BREAKAGE:

If during any trial cell manufacturing a wafer breakage rate of > or = 30% is being monitored, Solland Solar will stop its production and the remaining batch of Wafers will be returned to Supplier (in accordance with the RMA procedure as mentioned in appendix F).

SHIPPING MARK:
LDK SOLAR
SOLAR WAFER
ART.M. 156/240
SIZE: 156x156 MM
THICKNESS: 240 UM
QTY:

                                   APPENDIX B

                                     PRICES

PURCHASE PRICE:

The Purchase Price for the Wafer, according to the Specification given in Appendix A, is as follows:

The Purchase Price for Wafers in size 156 x 156 mm and a wafer thickness of 240 microns is US$[*]/Pc. This price will be valid for the calendar year 2006.

For the calendar year 2007, prices and conditions will be discussed and agreed upon in the month of October 2006. In line with article 3.3 Supplier anticipates that pricing in 2007 and the years thereafter will be lower than the pricing of 2006.

Every reduction of the Wafer thickness with 30 Microns will result in

     -    A prices decrease of 3% on the price(s) as mentioned above.

     -    A quantity increase of 4,5% on the volumes as mentioned in appendix D.

Payment conditions:

1. Deposit/Advance Payment: an amount equal to 35% (thirty five percent) of the price of the annual quantity to be deposited by T/T (hereinafter referred to as:
'the Advance Payment').

For the year 2006 the annual quantity is 850,000 PCS wafers at US$[*] each.

The Advance Payment is therefore an amount of US$2,290,750.00, to be deposited by T/T within 1 (one) week after the date of signing of this Agreement by both Parties.

2. An amount equal to 65% (sixty five percent) of the price of the wafers to be supplied during each month to be deposited by L/C ultimately 3 (three) months before the agreed delivery date of the wafers each month.

In order to determine the remaining net balance of the Advance Payment as defined in the Agreement, the Parties hereto agree that an amount of US$[*] (*) shall be allocated to each wafer to a maximum of 850,000 PCS.

(*) US$2,290,750.00: 850,000 wafers

3. LDK warrants that at the date of signing of this Agreement by both Parties, LDK shall be in the possession and the sole owner of a quantity poly silicon to be allocated for manufacturing into Wafers that shall be exclusively supplied to Solland Solar, representing a market value equal to the amount of the Advance Payment (hereinafter referred to as: 'the Allocated Poly Silicon Quantity'). Parties agree that as of the moment of receipt of the Advance Payment by LDK, Solland Solar will become the sole owner of the Allocated Poly Silicon Quantity. LDK warrants that Solland Solar will acquire the full and unecumbered ownership of the Allocated Poly Silicon Quantity. However, all risks related to the Allocated Poly Silicon Quantity shall remain at LDK (adequately insured) and shall pass to Solland Solar at the moment of delivery hereof to Solland Solar, or in case this Allocated Poly Silicon Quantity is manufactured into Wafers by LDK, at the time of the delivery of these Wafers to Solland Solar.

4. If Supplier during the calender year 2006 fails to supply the quantities of wafers as mentioned in Appendix D, Solland Solar has the option to either:

     - demand immediate re-payment of the Advance Payment made by Solland Solar either in full or in part;

     - demand the immediate delivery of the (remaining part of the) Allocated Poly Silicon Quantity.

5. If Parties cannot agree upon the final Specifications of the Wafers after execution of the trial as described in Appendix A, and after having followed the agreed RMA-procedure, and as a consequence the Agreement will be terminated, Supplier will at first request of Solland Solar immediate refund the Advance Payment of US$2,290,750.00 to Solland Solar and in return Solland Solar will retransfer the ownership of the Allocated Poly Silicon Quantity to LDK.

* Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

                                   APPENDIX C

                         STANDARD FORMAT PURCHASE ORDER

                  Telephone:                          +31 45 800 600
                  Fax:                                +31 45 800 605
                  Giro
                  VAT Registration:                   NL8129040059B01
                  Enterprise number:
                  Purchase Order Number:              PO000000xx-x
                  (NUMBER TO BE QUOTED ON ALL DOCUMENTS AND PACKAGES PERTAINING TO THIS ORDER)
                  Date:                               xx-xx-2006
                  Page:                               1 of 2

Terms of delivery: DDP              Delivery address  SOLLAND SOLAR ENERGY B.V.
Terms of payment: LC                                  BOHR 10, AVANTIS
                                                      6422 RL HEERLEN
                                                      THE NETHERLANDS

Item number           Description   Delivery     Quantity        Price/Unit        Amount
-----------------------------------------------------------------------------------------
XXX1030021            Wafer 156x156x240micro
BLANKET ORDER

With reference to the Water Supply Agreement dated................., we herewith order as mentioned above.

Delivery schedule: as agreed in Wafer Supply Agreement appendix D.

Specification as described in Water Supply Agreement dated................

Quality certificate: each Shipment will contain a certificate which contains the quality information of the Shipment and does show that the Shipment meets the agreed Specification.

Shipping document: each Shipment does contain a packing list

Payment term: as agreed in Wafer Supply Agreement appendix B.

Billing address: same as delivery address

Document number:
The number as indicated on this Purchase Order has to be quoted on all documents and packages pertaining to this Purchase Order.

Purchasing contact person: Mr. Mathieu van den Hof, Tel. +31 (0) 45 8800 627

Sale balance      Total Discount        Misc. changes.        Sales tax         Round-off        Total
----------------------------------------------------------------------------------------------------------
                                                                                                 USD

We request you to confirm this Purchase Order by countersigning this document and have it returned to the above mentioned address by Fax

Acceptance of our order implies your agreement with the General Purchase Conditions              Solland Solar
of Solland Solar Energy Holding B.V. to the extend we agree otherwise in writing

                                   APPENDIX D

                MINIMUM ANNUAL QUANTITIES AND DELIVERY SCHEDULE

Following quantities are part of this agreement:

WAFER DIMENSION/        QUANTITIES IN PCS/MWP
THICKNESS                 MINIMUM        MAXIMUM          YEAR     MONTHLY DELIVERY SCHEDULE
---------------------------------------------------------------------------------------------
156x156 mm 240mu          850,000 Pcs     850,000 Pcs     2006     July            50,000 pcs
                                                                   August         100,000 pcs
                                                                   September      100,000 pcs
                                                                   October        200,000 pcs
                                                                   November       200,000 pcs
                                                                   December       200,000 pcs
---------------------------------------------------------------------------------------------
156x156 mm 240mu        2,730,000 Pcs   2,730,000 Pcs     2007     To be agreed upon
---------------------------------------------------------------------------------------------

Note:

Every reduction of the wafer thickness with 30 Microns will result in a quantity increase of 4.5% on the volumes as mentioned in this appendix.

                                   APPENDIX E

                                 CONTACT DETAILS

SUPPLIER

COMMERCIAL CONTACT PERSON:             LAMBO ZHU
                                       LDK SOLAR HI-TECH CO., LTD.
                                       E-MAIL: LAMBO@LDKSOLAR.COM

TECHNICAL CONTACT PERSON:              ALBERT FU
                                       LDK SOLAR HI-TECH CO., LTD.
                                       E-MAIL: ALBERT@LDKSOLAR.COM

SOLLAND SOLAR ENERGY B.V.

COMMERCIAL CONTACT PERSONS:

MR. KELVIN KING
SOLLAND SOLAR CELLS BV
REPRESENTATIVE OFFICE SHANGHAI
TEL      021 51506833
CELL     0138 16003170

MR. MATHIEU VAN DEN HOF
SOLLAND SOLAR CELLS B.V.
BOHR 10 -- AVANTIS
6422 RL HEERLEN
THE NETHERLANDS
TEL.     +31 (0)45 880 0627
EMAIL: MVANDENHOF@SOLLANDSOLAR.COM

TECHNICAL CONTACT PERSON:
MR. BERT GEYER
SOLLAND SOLAR CELLS B.V.
BOHR 10 -- AVANTIS
6422 RL HEERLEN
THE NETHERLANDS
TEL.     +31 (0)45 880 0600
EMAIL: BGEYER@SOLLANDSOLAR.COM

                                   APPENDIX F

                REJECTED MATERIALS ADMINISTRATION (RMA) PROCEDURE

INTRODUCTION

1. This procedure outlined the handling of Wafers that the Solland Solar regards not being in conformity with the Specifications as given in Appendix A. The Procedure is valid for all Wafers produced by Supplier's manufacturing or subcontractor facility in Xinyu City, Jiangxi Province, P.R. China

2.    Handling of non-conformances

      If the Solland Solar is of the opinion that the whole or part of the Shipment contains Wafers or other items which are not in conformity with the agreed Specifications (including packing and labeling), following steps shall be taken:

      - The Solland Solar shall notify the Supplier by fax or by e-mail that there is an upcoming claim related to a non-conformance.

      - Supplier shall upon such notification provide a RMA number to be used as identification when Wafers are returned from the Solland Solar to the Supplier.

      - As soon as the RMA Wafers and the RMA report (which describes the non conformity) are received by Supplier, it will be checked for by the Supplier.

The outcome of this inspection may fall into several categories, including but not limited to:

(a) The Wafers that meet the agreed Specification will be returned to the Solland Solar.

(b) Wafers that do not meet the Specification shall be replaced by the Supplier and the replacement of the Wafers shall be forwarded as part of the next shipment.

(c) Should there after above inspection still be Wafers where the Supplier and Solland Solar cannot agree on classification, handling and possible compensation, such cases shall be subject of further discussion in dedicated meetings.

Confidential                      Page 1 of 10                        26-10-2006

APPENDICES:
Appendix A     : Wafers and Specifications (including packaging and labeling)
Appendix B     : Prices
Appendix C     : Standard format Purchase Order
Appendix D     : Minimum Annual Quantities and Delivery Schedule
Appendix E     : Contact details
Appendix F     : Rejected Materials Administration (RMA)-procedure

Confidential                      Page 2 of 10                        26-10-2006

                                   APPENDIX A

         WAFERS AND SPECIFICATIONS (INCLUDING PACKAGING AND LABELLING)

WAFER SPECIFICATION:
The following wafer specification applies to the delivery of wafers under this Agreement (submitted by Solland):

WAFER FEATURES

Conductivity type:             p-type (boron)
Crystal Characteristic:        multi-crystalline
Crystal defects:               No inclusions visible with naked eyes.
Resistivity:                   0.5 - 2.0 ohm-cm (typical average: 1.5 ohm-cm)
Wafer Size Variation:          plus or minus 0.5 mm
Wafer Thickness Variation:     plus or minus 20 mu m
Bevel Edge Width (chamfer):    1 - 2 mm
Chips:                         less than or equal to 3 chips, not deeper than
                               5mm (length)x0.5 mm (deep)
Wafer Surface:                 As cut and clean, no stains visible with naked
                               eyes.
Life time:                     greater than = 2mu s

O content:                     less than = 5x10(17)  atoms/cm(3)

C content:                     less than = 1x10(18)  atoms/cm(3)
TTV:                           less than = 30 mu m (thickness 200mu m)/50mu m
                               (thickness 240 mu m)
Saw marks                      less than or equal to 20mu m
Crack and pinhole:             no cracks and pin holes visible with the naked
                               eyes
Wafer shape:                   square
Bevel edge angle:              45 degrees plus or minus 10 degrees
AQL:                           1.5
Wafer size:                    156 x 156mm x 200/240mu m.


TRACEABILITY/LABELLING:

Packaging:            Duly packed in card board box. (alternative to be agreed
                      separately)

Labelling:            The Label should contain at lest the following
                      information:
                      - Wafer size
                      - Wafer thickness
                      - Restitivity
                      - Ingot number

Traceability:         The ingot number should guarantee information about
                      produce and furnace type.

Packaging on pallet:  The wafer boxes should be duly packed shock proof and protected towards breakage.

Ingot true:           No split of ingot numbers over several pallets is allowed.

Confidential                      Page 3 of 10                        26-10-2006


WAFER BREAKAGE:

Breakage in box (+ Unstacker) less than 0.1%
Any percentage higher will be replaced by Supplier.
If during cell manufacturing a wafer breakage rate of greater than or equal to 30% is being monitored, Solland Solar will stop its production and the remaining batch of Wafers will be returned to Supplier (in accordance with the RMA procedure as mentioned in appendix F).

SHIPPING MARK:

LDK SOLAR
SOLAR WAFER
ART.M. 156/240
SIZE: 156X156 MM
THICKNESS: 240UM
QTY:

CONFIDENTIAL                      PAGE 4 OF 10                        26-10-2006


                                   APPENDIX B

                                     PRICES

PURCHASE PRICE:

The Purchase Price for the Product, according to the Specification given in Appendix A, is as follows:

The Purchase Price for wafers in size 156 x 156 mm and a wafer thickness of 240 um is US$[*]/Pc. This price will be valid for the calendar year 2007.

For the subsequent calendar year, prices and conditions will be discussed and agreed upon in the month of October of the foregoing year with due observance of the general principle of reasonableness and fairness taken into account the comparable market prices and the quality of the wafers supplied by LDK to Solland in the foregoing year. In line with article 3.3 Supplier anticipates that generally pricing in the subsequent year and the years thereafter will be lower than the pricing of the foregoing year.

Every reduction of the Wafer thickness with 30 Microns will result in

     - A prices decrease of 3% on the price(s) as mentioned above.
     - A quantity increase of 4,5% on the volumes as mentioned in appendix D.

* Confidential Treatment Requested. The redacted material has been separately filed with the Securities and Exchange Commission.

Confidential                       Page 5 of 10                   26-10-2006



                                   Appendix C

                        Standard format Purchase Order.

Solland


          Telephone:                    +31 45 8800 800
          Fax:                          +31 45 8800 605
          Giro
          VAT Registration:             NL8129040059B01
          Enterprise number.:
          Purchase Order Number:        PO000000xx-x
          (Number to be quoted on ALL documents and packages pertaining to this order)
          Date:                         xx-xx-2006
          Page:                         1 of 2

Terms of delivery:  DDP       Delivery address    Solland Solar Energy B.V.
Terms of payment:   LC                            Bohr 10, Avantis
                                                  6422 RL Heerian
                                                  The Netherlands


Item number      Description     Delivery     Quantity     Price/unit     Amount

--------------------------------------------------------------------------------
XXX1030021       Wafer 156x156x240u
BLANKET ORDER

With reference to the Wafer Supply Agreement dated................., we herewith order as mentioned above.

Delivery schedule: as agreed in the Wafer Supply Agreement appendix D.

Specification as described in the Wafer Supply Agreement dated.............

Quality certificate: each Shipment will contain a certificate which contains the quality information of the Shipment and does show that the Shipment meets the agreed Specification.

Shipping document: each Shipment does contain a packing list

Payment term: as agreed in the Wafer Supply Agreement appendix B.

Billing address: same as delivery address

Document number:
The number as indicated on this Purchase Order has to be quoted on all documents and packages pertaining to this Purchase Order.

Purchasing contact person: Mr. Mathieu van den Hof, Tel. +31 (0) 45 8800 627

Sales balance    Total Discount   Misc. charges   Sales tax  Round-off  Total
------------------------------------------------------------------------------
                                                                         USD

We request you to confirm this Purchase Order by countersigning this document and have it returned to the above mentioned address by Fax

Acceptance of our order implies your agreement with the General Purchase Conditions of Solland Solar Energy Holding B.V. to the extend we agree otherwise in writing
                                                                Solland Solar

CONFIDENTIAL                      Page 6 of 10                        26-10-2006

                                   APPENDIX D

                        QUANTITIES AND DELIVERY SCHEDULE

The following specific terms and conditions apply to the quantities of Wafers to be supplied to Solland Solar by LDK under this Agreement:

For the purpose of interpreting this Appendix and all documents relating thereto, the following definitions are used. Words incorporating the singular will also include the plural and vice versa, where the context so requires.

'MAXIMUM ANNUAL QUANTITY': means the maximum number of Wafers as specified below that Supplier can be obliged to supply to Solland Solar in any given year.

'MINIMUM ANNUAL QUANTITIES': means the minimum number of Wafers as specified below to be purchased by Solland Solar in any given year.


'AGREED ANNUAL QUANTITIES': means the agreed number of Wafers to be purchased by Solland and to be supplied by LDK in a specific calendar year under this Agreement, being a number of Wafers within the range from the Minimum Annual Quantities to the Maximum Annual Quantities, which number is determined and communicated by Solland Solar ultimately before November 1st in the foregoing year.

1. MAXIMUM ANNUAL QUANTITIES
The Maximum Annual Quantities in a given calendar year starting in 2008 are calculated as follows:
33 1/3% (thirty three one third per cent) of the actual total solar cells' production volume of Solland Solar in such given calendar year.

Solland Solar's yearly solar cells' production capacity (end of the year situation) is currently expected to develop as follows:
2007: 110 MWp *
2008: 210 MWp *
2009: 310 MWp *
2010: 460 MWp *
(* volumes calculated on basis of 20 MWp = 5,460,000 Pcs in 2007)

Solland Solar's yearly solar cells' production volume is currently expected to develop as follows:
2008: 150 MWp *
2009: 275 MWp *
2010: 400 MWp *
(* volumes calculated on basis of 20 MWp = 5,460,000 Pcs in 2007)

CONFIDENTIAL                      PAGE 7 OF 10                        26-10-2006

2. MINIMUM ANNUAL QUANTITIES

The Minimum Annual Quantities in a given calendar year starting in 2008 are calculated as follows:
25% (twenty five per cent) of the actual total solar cells' production volume of Solland Solar in such given calendar year.

For the year 2008 up to 2010 the following Annual quantities apply:

---------------------------------------------------------------------------------------
WAFER                   QUANTITIES IN PCS/MWP                              MONTHLY
DIMENSION/                                                                 DELIVERY
THICKNESS           MINIMUM              MAXIMUM            YEAR           SCHEDULE
---------------------------------------------------------------------------------------
156x156            5,460,000            5,460,000           2007      To be agreed upon
mm 240mu              Pcs                   Pcs
---------------------------------------------------------------------------------------
156x156           10,700,000           14,250,000           2008      To be agreed
mm 200mu              Pcs                  Pcs
---------------------------------------------------------------------------------------
156x156           19,600,000           26,125,000           2009      To be agreed
mm 200mu              Pcs                  Pcs
---------------------------------------------------------------------------------------
156x156           29,790,000           39,710,000           2010      To be agreed
mm 170mu              Pcs                  Pcs
---------------------------------------------------------------------------------------

3. AGREED ANNUAL QUANTITIES AND DELIVERY SCHEDULE

For the year 2006 and 2007 the following Agreed Annual Quantities and Delivery Schedule apply:


-----------------------------------------------------------------------------------------
WAFER                   QUANTITIES IN PCS/MWP                         MONTHLY
DIMENSION/                                                            DELIVERY
THICKNESS           MINIMUM              MAXIMUM            YEAR      SCHEDULE
-----------------------------------------------------------------------------------------
156x156             850,000              850,000            2006      July        50,000
mm 240mu              Pcs                  Pcs                                    pcs
                                                                      -------------------
                                                                      August      100,000
                                                                                  pcs
                                                                      -------------------
                                                                      September   100,000
                                                                                  pcs
                                                                      -------------------
                                                                      October     200,000
                                                                                  pcs
                                                                      -------------------
                                                                      November    200,000
                                                                                  pcs
                                                                      -------------------
                                                                      December    200,000
                                                                                  pcs
-----------------------------------------------------------------------------------------

Confidential                     Page 8 of 10                         26-10-2006


-----------------------------------------------------------------------
WAFER         QUANTITIES IN PCS/MWP      YEAR     MONTHLY
DIMENSION/                                        DELIVERY
THICKNESS     MINIMUM       MAXIMUM               SCHEDULE
-----------------------------------------------------------------------
156x158       5,460,000     5,460,000    2007     January      300,000
mm 240mu         Pcs           Pcs                             pcs
                                                  ---------------------
                                                  February     300,000
                                                               pcs
                                                  ---------------------
                                                  March        350,000
                                                               pcs
                                                  ---------------------
                                                  April        400,000
                                                               pcs
                                                  ---------------------
                                                  May          450,000
                                                               pcs
                                                  ---------------------
                                                  June         500,000
                                                               pcs
                                                  ---------------------
                                                  July         530,000
                                                               pcs
                                                  ---------------------
                                                  August       530,000
                                                               pcs
                                                  ---------------------
                                                  September    530,000
                                                               pcs
                                                  ---------------------
                                                  October      530,000
                                                               pcs
                                                  ---------------------
                                                  November     530,000
                                                               pcs
                                                  ---------------------
                                                  December     510,000
                                                               pcs
                                                  ---------------------


Notes:
Every reduction of the wafer thickness with 30 Microns will result in a quantity increase of 4.5% on the volumes as mentioned in this appendix.

CONFIDENTIAL                       Page 9 of 10                       26-10-2006


                                     APPENDIX E

                                   CONTACT DETAILS

SUPPLIER


Commercial contact person:  LAMBO ZHU
                            LDK SOLAR HI-TECH CO., LTD.
                            E-mail:lambo@idksolar.com

Technical contact person:   ALBERT FU
                            LDK SOLAR HI-TECH CO., LTD.
                            E-mail:albert@idksolar.com


SOLLAND SOLAR ENERGY B.V.

Commercial contact Persons:

Mr. Kelvin King
Solland Solar Cells BV
Representative office Shanghai
Tel   021 51506833
Cell  0138 16003170

Mr. Mathieu van den Hof
Solland Solar Cells B.V.
Bohr 10 -- Avantis
6422 RL Heerlen,
The Netherlands.
Tel. +31 (0)45 880 0627
Email: mvandenhof@sollandsolar.com


Technical contact Person:
Mr. Bert Geyer
Solland Solar Cells B.V.
Bohr 10 -- Avantis
6422 RL Heerlen
The Netherlands.
Tel. +31 (0)45 880 0600
Email: bgeyer@sollandsolar.com

Confidential                     Page 10 of 10                        26-10-2006

                                   APPENDIX F

                REJECTED MATERIALS ADMINISTRATION (RMA) PROCEDURE

INTRODUCTION

1. This procedure outlined the handling of Wafers that the Solland Solar regards not being in conformity with the Specifications as given in Appendix A. The Procedure is valid for all Wafers produced by Supplier's manufacturing or subcontractor facility in Xinyu City, Jiangxi Province, P.R. China.

2. Handling of non-conformances

   If the Solland Solar is of the opinion that the whole or part of the Shipment contains Wafers or other items which are not in conformity with the agreed Specifications (including packing and labeling), following steps shall be taken:

   - The Solland Solar shall notify the Supplier by fax or by e-mail that there is an upcoming claim related to a non-conformance.
   - Supplier shall upon such notification provide a RMA number to be used as identification when Wafers are returned from the Solland Solar to the Supplier.
   - As soon as the RMA Wafers and the RMA report (which describes the non conformity) are received by Supplier, it will be checked for by the Supplier.

The outcome of this inspection may fall into several categories, including but not limited to:

a) The Wafers that meet the agreed Specification will be returned to the Solland Solar.
b) Wafers that do not meet the Specifications shall be replaced by the Supplier and the replacement of the Wafers shall be forwarded as part of the next shipment.
c) Should there after above inspection still be Wafers where the Supplier and Solland Solar cannot agree on classification, handing and possible compensation, such cases shall be subject of further discussion in dedicated meetings.

Confidential                          Page 1 of 4                  rev03-04-2007



                                      APPENDIX D

                             QUANTITIES AND DELIVERY SCHEDULE

The following specific terms and conditions apply to the quantities of Wafers to be supplied to Solland Solar by LDK under this Agreement:

For the purpose of interpreting this Appendix and all documents relating thereto, the following definitions are used. Words incorporating the singular will also include the plural and vice versa, where the context so requires.

'MAXIMUM ANNUAL QUANTITY': means the maximum number of Wafers as specified below that Supplier can be obliged to supply to Solland Solar in any given year.

'MINIMUM ANNUAL QUANTITIES': means the minimum number of Wafers as specified below to be purchased by Solland Solar in any given year.

'AGREED ANNUAL QUANTITIES': means the agreed number of Wafers to be purchased by Solland and to be supplied by LDK in a specific calendar year under this Agreement, being a number of Wafers within the range from the Minimum Annual Quantities to the Maximum Annual Quantities, which number is determined and communicated by Solland Solar ultimately before November 1st in the foregoing year.


1. MAXIMUM ANNUAL QUANTITIES
The Maximum Annual Quantities in a given calendar year starting in 2008 are calculated as follows:
33 1/3% (thirty three one third per cent) of the actual total solar cells' production volume of Solland Solar in such given calendar year.

Solland Solar's yearly solar cells' production capacity (end of the year situation) is currently expected to develop as follows:
2007: 110 MWp*
2008: 210 MWp*
2009: 310 MWp*
2010: 460 MWp*
(* volumes calculated on basis of 20 MWp = 5,460,000 Pcs in 2007)

Solland Solar's yearly solar cells' production volume is currently expected to develop as follows:
2008: 150 MWp*
2009: 275 MWp*
2010: 400 MWp*
(* volumes calculated on basis of 20 MWp = 5,460,000 Pcs in 2007)

CONFIDENTIAL                       Page 2 of 4                     REV03-04-2007

2. MINIMUM ANNUAL QUANTITIES

The Minimum Annual Quantities in a given calendar year starting in 2008 are calculated as follows:
25% (twenty five per cent) of the actual total solar cells' production volume of Solland Solar in such given calendar year.

For the year 2008 up to 2010 the following Annual Quantities apply:

WAFER          QUANTITIES IN PCA/MWP         YEAR      MONTHLY
DIMENSION/                                             DELIVERY
THICKNESS      MINIMUM        MAXIMUM                  SCHEDULE
-----------------------------------------------------------------------------
156x156         5,460,000      5,460,000     2007      To be agreed upon
mm 240 mu          Pcs            Pcs
-----------------------------------------------------------------------------
156x156        10,700,000      14,250,000    2008      To be agreed
mm 200mu           Pcs            Pcs
-----------------------------------------------------------------------------
156x156        19,600,000      26,125,000    2009      To be agreed
mm 200mu           Pcs            Pcs
-----------------------------------------------------------------------------
156x156        29,790,000      39,710,000    2010      To be agreed
mm 170mu           Pcs            Pcs
-----------------------------------------------------------------------------


3. AGREED ANNUAL QUANTITIES AND DELIVERY SCHEDULE

For the year 2007 and 2008 the following Agreed Annual Quantities and Delivery Schedule apply:

Confidential                         Page 3 of 4                   rev03-04-2007

2007



WAFER          QUANTITIES IN PCS/MWP         YEAR           MONTHLY
DIMENSION/                                                  DELIVERY
THICKNESS      MINIUM       MAXIMUM                         SCHEDULE
--------------------------------------------------------------------------------
156x156        5,460,000    5,460,000        2007.          January    200,000
mm 240mu         Pcs          Pcs                                      pcs
                                                            February   150,000
                                                                       pcs
                                                            March      150,000
                                                                       pcs
                                                            April      150,000
                                                                       pcs
                                                            May        300,000
                                                                       pcs
                                                            June       500,000
                                                                       pcs
                                                            July       660,000
                                                                       pcs
                                                            August     670,000
                                                                       pcs
                                                            September  670,000
                                                                       pcs
                                                            October    670,000
                                                                       pcs
                                                            November   670,000
                                                                       pcs
                                                            December   670,000
                                                                       pcs


NOTES:
Every reduction of the wafer thickness with 30 Microns will result in a quantity increase of 4,5% on the volumes as mentioned in this Appendix.

Confidential                      Page 4 of 4                     rev 03-04-2007

2008

WAFER          QUANTITIES IN PCS/MWP         YEAR          MONTHLY
DIMENSION/                                                 DELIVERY
THICKNESS      MINIMUM        MAXIMUM                      SCHEDULE (TENTATIVE)
-------------------------------------------------------------------------------
156x156        13,650,000     13,650,000     2008.         January    840,000
mm 200mu          Pcs            Pcs                                  pcs
                                                           --------------------
                                                           February   840,000
                                                                      pcs
                                                           --------------------
                                                           March      840,000
                                                                      pcs
                                                           --------------------
                                                           April      1,000,000
                                                                      pcs
                                                           --------------------
                                                           May        1,000,000
                                                                      pcs
                                                           --------------------
                                                           June       1,000,000
                                                                      pcs
                                                           --------------------
                                                           July       1,340,000
                                                                      pcs
                                                           --------------------
                                                           August     1,340,000
                                                                      pcs
                                                           --------------------
                                                           September  1,340,000
                                                                      pcs
                                                           --------------------
                                                           October    1,370,000
                                                                      pcs
                                                           --------------------
                                                           November   1,370,000
                                                                      pcs
                                                           --------------------
                                                           December   1,370,000
                                                                      pcs
-------------------------------------------------------------------------------

Notes:
------
Every reduction of the wafer thickness with 30 Microns will result in a quantity increase of 4,5% on the volumes as mentioned in this Appendix.